UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 12, 2010 (August 12, 2010)
Travelport Limited
(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	333-141714-23 (Commission File No.)	98-0505100 (I.R.S. Employer Identification Number)
405 Lexington Avenue
New York, NY 10174
(Address of principal executive
office)
Registrant’s telephone number, including area code (212) 915-9150
N/A
(Former name or former address if changed since last
report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
Commencement of Offering
On August 12, 2010, Travelport Limited (the “Company”) issued a press release announcing that the Company’s indirect wholly-owned subsidiaries, Travelport LLC and Travelport Inc., are commencing a private offering of $250 million aggregate principal amount of senior notes due 2016, subject to market and other customary conditions. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed as part of this report:

Exhibit No.	Description
99.1	Press Release dated August 12, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED
By:	/s/ Eric J. Bock
Eric Bock
Executive Vice President, Chief Administrative Officer and General Counsel

Date: August 12, 2010

TRAVELPORT LIMITED
CURRENT REPORT ON FORM 8-K
EXHIBIT INDEX

99.1	Press Release dated August 12, 2010.